Fees Summary	Feb. 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	2,117.8
Total Transaction Valuation	15,335,272.71
Total Offset Amount	0
Net Fee	$ 2,117.8